                                                                   EXHIBIT 10.15

Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act.


                                           Contract No. ________________________



                                 SCRAP PURCHASE
                                    AGREEMENT

     THIS AGREEMENT, Made and entered into as of this _____ day of __________, 19___, by and between MINNESOTA MINING AND MANUFACTURING COMPANY, with principal offices at 3M Center, St. Paul, Minnesota 55144, herein referred to as OWNER; and DELTCO OF WISCONSIN, INC., with principal offices at 601 Industrial Park Road, Ashland, Wisconsin 54806, herein referred to as CONTRACTOR;


                                   WITNESSETH:

     WHEREAS, OWNER desires to sell on a restricted use basis certain Scrap Material designated in the attached Exhibit A resulting from operations at its plant in designated in the attached Exhibit A (hereinafter referred to as the "Plant"); and

     WHEREAS, CONTRACTOR desires to purchase solely for the restricted use set forth in Exhibit A;

     NOW, THEREFORE, it is agreed as follows:

     ARTICLE 1. Removal of Scrap Material

     1. OWNER shall deposit the Scrap Material in gaylords and on pallets as indicated in Exhibit A attached hereto, and shall permit CONTRACTOR to access OWNER's dock for the purposes of picking up the Scrap Material and loading the Scrap Material onto CONTRACTOR's trucks for transporting to "CONTRACTOR's Site."

     2. CONTRACTOR agrees to pick up the Scrap Material according to the schedule set forth in the attached Exhibit A or as requested by OWNER. Except for a special request from OWNER or an emergency situation, CONTRACTOR will pick up the Waste Material during normal business hours.

     3. CONTRACTOR agrees to purchase and accept all Scrap Material which is offered by OWNER to CONTRACTOR and which meets the specifications for Scrap Material contained in the attached Exhibit A. As CONTRACTOR's sole and exclusive remedy for OWNER offering Scrap Material which does not meet said specification, CONTRACTOR shall have the right to refuse to accept all Scrap Material which does not meet the specification for Scrap Material contained in the attached Exhibit A.

     4. CONTRACTOR shall provide at its sole cost and expense equipment and transportation to remove the Scrap Material unless otherwise specified in the attached exhibits.

     5. Title to and risk of loss of each load of Scrap Material shall pass from OWNER and vest in CONTRACTOR at the time said Scrap Material is loaded onto CONTRACTOR's trucks and/or other vehicles.

     6. CONTRACTOR shall comply with OWNER's safety procedures when on OWNER's premises.

     7. CONTRACTOR shall be responsible for any damages to OWNER's property resulting from CONTRACTOR's presence on OWNER's premises.

     8. OWNER has not and does not represent, guarantee or warrant that it will have any specific output of the Scrap Material and will not be in default if it has no output of the Scrap Material due to any reason whatsoever.

     ARTICLE 2. No Resale. In no event shall CONTRACTOR sell, transfer or convey the Scrap Material or other material to other than CONTRACTOR's Site without OWNER's prior written consent.

     ARTICLE 3. Consideration. CONTRACTOR agrees to pay to OWNER an amount calculated and determined according to the payment provisions set forth in the attached Exhibit A. Said amount shall be paid no later than thirty (30) days after receipt of OWNER's invoice.

     ARTICLE 4. Term and Termination. The term of this Agreement shall commence immediately upon execution hereof and shall continue until terminated. Either party may terminate this Agreement by giving the other party thirty (30) days prior written notice of its intent to terminate. All such notices shall be sent to the following addresses:

     If to OWNER:                       Office of General Counsel
                                        3M, 3M Center (220-11E-03)
                                        P.O. Box 33428
                                        St. Paul, Minnesota 55133-3428

     If to CONTRACTOR:                  Deltco of Wisconsin, Inc.
                                        601 Industrial Park Road
                                        Ashland, Wisconsin 54806

or such other address as OWNER or CONTRACTOR may from time to time designate.

     ARTICLE 5. Limited Warranty and Disclaimer, Limitation of Remedies and Damages. CONTRACTOR acknowledges that the Scrap Material may not satisfy all of its requirements and is being purchased "AS IS." ALL IMPLIED WARRANTIES AND CONDITIONS (INCLUDING ANY IMPLIED WARRANTY OF MERCHANT ABILITY OR FITNESS FOR A PARTICULAR PURPOSE) ARE DISCLAIMED AS TO THE SCRAP MATERIAL. IN NO EVENT WILL OWNER OR IT DIRECTORS, OFFICERS, EMPLOYEES OR AFFILIATES BE LIABLE TO CONTRACTOR FOR ANY CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, AND THE LIKE), WHETHER FORESEEABLE OR UNFORESEEABLE, ARISING OUT OF THE USE OR INABILITY TO USE THE SCRAP MATERIAL, REGARDLESS OF THE BASIS OF THE CLAIM AND EVEN IF OWNER HAS BEEN ADVISED DIRECTLY OR INDIRECTLY OF THE POSSIBILITY OF SUCH DAMAGES.

     OWNER's liability to CONTRACTOR for actual damages arising out of any cause whatsoever, and regardless of the form of action, will be limited to the amount actually paid for the Scrap Material.

     THE ABOVE LIMITATIONS WILL NOT APPLY IN CASE OF PERSONAL INJURY ONLY WHERE AND TO THE EXTENT THAT APPLICABLE LAW REQUIRES SUCH LIABILITY BECAUSE SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF IMPLIES WARRANTIES OR LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES.

     ARTICLE 6. Indemnification.

     1. CONTRACTOR will assume liability for and hereby agrees to indemnify, defend and hold harmless OWNER and its respective officers, agents and employees, from any loss, liability, suit, claim and expense (including attorney fees and other costs and expenses of litigation) with respect to Workmen's Compensation benefits or for damages on account of injury or death to CONTRACTOR's employees and agents arising out of and during the course of their performance of this Agreement, and to claims for bodily injury or death or property loss or damage
(1) asserted by it or any of its employees or (2) asserted by members of the general public that are based in whole or in part upon any act or omission of CONTRACTOR, its agents, servants or employees.

     This article shall be construed liberally in favor of indemnification. This indemnification shall survive the termination of this Agreement.

     ARTICLE 7. Insurance.

     1. CONTRACTOR agrees to maintain adequate public liability insurance (including contractual liability insurance as to the indemnity obligations stated in Paragraph 2) and Worker's Compensation insurance as required by law covering all employees. The policies must provide that the required coverages cannot be canceled or changed without at least thirty (30) days prior written notice to OWNER. CONTRACTOR will provide to OWNER insurance certificates showing compliance with these provisions.

     2. Commercial General Liability and Automobile Liability. CONTRACTOR acknowledges and agrees that OWNER does not in any way represent that the coverages or limits of insurance specified in this Article are sufficient or adequate to protect CONTRACTOR's interests or liabilities.

     ARTICLE 8. Confidential Information. CONTRACTOR agrees that it will not disclose to third persons or use for its own benefit any of OWNER's developments, trade secrets, confidential information, know-how, discoveries, production methods or other information, not generally known, and proprietary to OWNER about OWNER's processes and products that may de disclosed to CONTRACTOR or which CONTRACTOR may acquire in connection with this Agreement.

     ARTICLE 9. Dispute Resolution Procedures; Governing Law.

     1. Non-Binding Mediation. Any and all disputes arising between the parties relating to the making or performance of this Agreement shall be resolved in the following order of preference; (a) by good faith negotiation between representatives of OWNER and CONTRACTOR who have authority to fully and finally resolve the dispute; (b) if necessary, by non-binding mediation at a location acceptable to both parties using a neutral mediator having experience with the industry in accordance with the rules of the Center for Public Resources (with the costs therefore shares equally); or (c) as a last resort only, by litigation, provided that any lawsuit filed by either party shall be in Ramsey County, Minnesota.

     2. Equitable Relief. Nothing herein shall preclude either party from taking whatever actions are necessary to prevent immediate, irreparable harm to its interests. These procedures are exclusive and shall be fully exhausted prior to the initiation of any litigation.

     3. Governing Law; Personal Jurisdiction; Waiver of Jury. Any questions, claims, disputes, remedies or procedural matters shall be governed exclusively by the laws of the State of Minnesota, without regard to the principles of conflicts of law. THE PARTIES FURTHER HEREBY CONSENT TO WAIVER OF ANY CONSTITUTIONAL, STATUTORY OR COMMON LAW RIGHT OF TRIAL BY JURY.

     ARTICLE 10. Independent Contractor. CONTRACTOR represents that it is entering this Agreement as an independent contractor and agrees to indemnify, defend and hold harmless OWNER from any claims or any court finding that CONTRACTOR or its employees or agents is not an independent contractor for any purpose.

     ARTICLE 11. Entire Agreement. CONTRACTOR and OWNER agree that this Agreement constitutes the entire agreement between them with respect to the subject matter hereof, that all other communications, statements and instruments, whether verbal or written, hereby are withdrawn and annulled, and that no modification or amendment of this Agreement shall become a part of this Agreement unless such is written and signed by authorized representatives of the parties. In the event the CONTRACTOR issues a purchase order, receipt, invoice, or other document acknowledging that

CONTRACTOR has accepted the Scrap Material, OWNER's acknowledgment of such form or OWNER's failure to object to any provision contained therein, shall not constitute acceptance of any terms and conditions that are inconsistent, conflicting or additional to the terms of this Agreement.

     ARTICLE 12. Assignment. CONTRACTOR shall not assign or sublet this Agreement in whole or in part without the prior written consent of OWNER. The covenants and agreements contained in this Agreement shall apply to, insure to the benefit of and be binding upon the parties hereto and upon their respective heirs, executors, administrators, assigns and successors in interest.

     IN WITNESS WHEREOF, The parties hereto have dully executed this Agreement the day and year first above written.


                                 OWNER: MINNESOTA MINING AND MANUFACTURING
                                        COMPANY


                                        By /s/ James T. Mahan
                                           -------------------------------------

                                        Title Executive Director, CQ & MS
                                              ----------------------------------



                            CONTRACTOR: DELTCO OF WISCONSIN, INC.


                                        By /s/ Jack Martinsen
                                           -------------------------------------

                                        Title President
                                              ----------------------------------

                                    SCRAP PURCHASE CONTRACT NO. ________________


                                    EXHIBIT A

THIS EXHIBIT is hereby made a part of the Scrap Purchase Agreement into between the parties hereto on the _____ day of ____________, 19___, and hereby becomes subject to all of its terms and conditions, except to the extent that those terms and conditions are expressly modified by this Exhibit.

1. OWNER'S MATERIAL

   a. Description (specifications)

      Polypropylene Scrap Material from tape production. Polypropylene Films, both homopolymers and copolymers, which have been coated with a hot-melt synthetic rubber adhesive.

   b. Estimated Volume (not guaranteed)

      *** pounds

   c. Shipping Container

      The Scrap Material may be finished rolls or edge trim rolls which will be placed in gaylords on pallets. Jumbo rolls on paper cores up to 63 inches wide and jumbo rolls on steel cores up to 63 inches wide may be strapped on pallets or blocked on the floor of the truck.

2. OWNER'S "PLANT" LOCATION

   a. Specific address from which material will be shipped

      3M Industrial Tape                  3M Tape                           3M PC & RPD
      6850 South Harlem Avenue            3406 East Pleasant Street         1425 Parkway Drive
      Bedford Park, Illinois 60501        Knoxville, Iowa 50138             Menomonie, Wisconsin 54751-0368

   b. Special loading characteristics or Requirements

      None

   c. Owner's Representative (Name and Phone Number)

      Office Contact                      Plant Contact
      Allen J. Eisinger                   Bedford Park -- Carl Kman         Phone:  708/496-6735
      3M Center, Bldg. 427-2-03           Knoxville -- Jim O'Boyle          Phone:  515/828-7000
      St. Paul, Minnesota 55144           Menomonie -- Andy Axelsen         Phone:  715/235-5541
      Phone:  612/737-1446
      Fax:  612/736-7523
      E-mail:  ajeisinger@mmm.com

3. CONTRACTOR

   a. Facility (Specific Address)

      601 Industrial Park Road
      Ashland, Wisconsin 54806

*** - confidential treatment requested

   b. CONTRACTOR will issue purchase orders for each of the three production plants listed in 2.a.

4. RESTRICTION OF USE OF MATERIAL

   a. All Scrap Material must be ground up and/or blended into compounds.

   b. The Scrap Material can not be sold, traded or bartered in the form as purchased from OWNER.

5. FREIGHT

   The Scrap Material will be shipped at OWNER's expense to the CONTRACTOR's Ashland, Wisconsin, facilities.

6. SCHEDULE OF PAYMENT/CHARGES

   CONTRACTOR will pay, F.O.B. CONTRACTOR's plant for all Scrap Material received.

   a. The price for the Scrap Material is to be *** .

7. TERM OF AGREEMENT

   This Agreement is to be renewed annually. The first review of the Agreement is to be during June of 1997 and effective date July 1, 1997.


                                        MINNESOTA MINING AND MANUFACTURING
                                        COMPANY


                                        By /s/ James T. Mahan
                                           -------------------------------------
                                           Signature

                                        James T. Mahan
                                        ----------------------------------------
                                                                      Date

                                        Title Executive Director, CQ & MS
                                              ----------------------------------



                                        DELTCO OF WISCONSIN, INC.


                                        By /s/ Jack Martinsen
                                           -------------------------------------
                                           Signature

                                        Jack Martinsen                 6-28-96
                                        ----------------------------------------
                                        Name Typed                     Date

                                        Title President
                                              ----------------------------------


*** - confidential treatment requested